SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                          _____________

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


                          July 31, 1995
        Date of Report (Date of earliest event reported)


                    Valmont Industries, Inc.
     (Exact name of registrant as specified in its charter)


                Delaware            0-3701          47-0351813
             (State or other      (Commission     (IRS Employer
             jurisdiction of       File Number)   Identification No.)
             incorporation)


       Valley, Nebraska                              68064
    (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code (402) 359-2201

ITEM 2.   ACQUISITION.

     On July 31, 1995, Microflect Company Inc., an Oregon corporation ("Microflect") became a wholly-owned subsidiary of Valmont Industries, Inc., (the "Company"), a Delaware corporation, pursuant to the terms of an agreement and Plan of Merger (the "Merger") The Merger constituted a nontaxable reorganization under Sections 368(a)(1)(a) and 368(a)(2)(E) of the Internal Revenue Code of 1986 and will be accounted for as a pooling of interests pursuant to APB 16.

     Under the terms of the Merger, the Company exchanged
1,950,000 shares of its common stock for all issued and outstanding shares of Microflect common stock held by the three shareholders of Microflect. As of August 1, 1995 the Company has 13,504,546 common shares outstanding.

     Microflect designs, manufactures and installs communication structures, passive repeaters, waveguide supporting systems, and components for the wireless communication market. Microflect's additional product lines include the fabrication of specialty grating and the distribution of industrial fasteners.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     A.   Financial Statements of Business Acquired

          The Company files herewith (i) audited financial statements of Microflect for the year ended December 31, 1994, (ii) unaudited interim financial information of Microflect as of June 30, 1995 and for the twenty-six week period then ended, and (iii) certain pro forma financial information of the Company and Microflect combined.

     B.   Exhibits

             2.1.  Agreement and Plan of Merger dated July 9,
          1995 among Valmont Industries, Inc., Valmont Oregon, Inc., Microflect Company, Inc., George F. Kreitzberg, James S. Kreitzberg and Richard A. Kreitzberg, incorporated herein by reference to the Company's report on Form 8-K dated July 9, 1995.


             23.  Consent of Boldt, Carlisle & Smith.

             27.  Amended Financial Data Schedule for
          December 31, 1994

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VALMONT INDUSTRIES, INC.



August 14, 1995                  By:  /s/ Terry J. McClain
                                  _______________________________
                                  Terry J. McClain
                                    Vice President and Chief
                                    Financial Officer

                 Audited Financial Statements of
                     Microflect Company Inc.
              For the Year Ended December 31, 1994










































                    MICROFLECT COMPANY, INC.

                      FINANCIAL STATEMENTS

             Years Ended December 31, 1994 and 1993

                    MICROFLECT COMPANY, INC.

                        TABLE OF CONTENTS
             Years Ended December 31, 1994 and 1993



                                                            Page
Independent Auditor's Report                                   1

Financial Statements
    Balance Sheets                                           2,3
    Statements of Income                                       4
    Statements of Changes in Stockholders' Equity              5
    Statements of Cash Flows                                 6,7
    Notes to Financial Statements                           8-12

                  Independent Auditor's Report





To the Board of Directors
MICROFLECT COMPANY, INC.
Salem, Oregon


We have audited the accompanying balance sheets of MICROFLECT COMPANY, INC., (an Oregon corporation) as of December 31, 1994 and 1993, and the related statements of income, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MICROFLECT COMPANY, INC. as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


Boldt, Carlisle & Smith, LLC
Certified Public Accountants
March 18, 1995
















                      FINANCIAL STATEMENTS
                    MICROFLECT COMPANY, INC.

                         BALANCE SHEETS
                   December 31, 1994 and 1993


                             ASSETS


                                                     1994       1993
                                                -----------  -----------
CURRENT ASSETS
  Cash                                          $   546,439  $   534,912
  Trade receivables                               4,849,683    3,792,540
  Inventories                                     6,809,379    6,658,385
  Unbilled construction and engineering costs       119,109      165,059
  Other current assets                               33,040       69,941
                                                -----------  -----------
       Total current assets                      12,357,650   11,220,837
                                                -----------  -----------

BUILDINGS AND EQUIPMENT                           2,818,278    2,669,875
                                                -----------  -----------

OTHER ASSETS
  Cash value of life insurance - net                511,603      453,281
  Inventory - long-term contracts                 1,328,284       85,578
  Non-compete agreement - net                        34,400       11,600
  Goodwill                                            4,333           --
                                                -----------  -----------
       Total other assets                         1,878,620      550,459
                                                -----------  -----------
       Total assets                             $17,054,548  $14,441,171
                                                ===========  ===========

















                See notes to financial statements

                                2
                    MICROFLECT COMPANY, INC.

                   BALANCE SHEETS (Continued)
                   December 31, 1994 and 1993


              LIABILITIES AND STOCKHOLDERS' EQUITY



                                                     1994        1993
                                                -----------  -----------
CURRENT LIABILITIES
  Accounts payable                              $   907,214  $   571,643
  Accrued payroll and tax                         1,166,789    1,064,461
  Accrued profit sharing                            319,405      779,928
  Other current liabilities                          44,106       27,441
  Current portion of cash advances and billings
    on long-term contracts                        2,771,157    3,474,389
                                                -----------  -----------
       Total current liabilities                  5,208,671    5,917,862
                                                -----------  -----------

NON-CURRENT LIABILITIES
  Cash advances and billings on long-term
    contracts                                     1,692,337           --
                                                -----------  -----------

STOCKHOLDERS' EQUITY
  Common stock - no par value, 2,000 shares
    authorized, 1,020 shares issued and
    outstanding                                      34,782       34,782
  Additional paid-in capital                        332,233      332,233
  Retained earnings                               9,786,525    8,156,294
                                                -----------  -----------
       Total stockholders' equity                10,153,540    8,523,309
                                                -----------  -----------
       Total liabilities and stockholders'
         equity                                 $17,054,548  $14,441,171
                                                ===========  ===========











                See notes to financial statements

                                3
                    MICROFLECT COMPANY, INC.

                      STATEMENTS OF INCOME
             Years ended December 31, 1994 and 1993





                                                   1994          1993
                                              -----------    -----------
  Sales                                      $ 30,616,275   $ 25,830,512
  Cost of goods sold                           19,320,037     17,103,344
                                              -----------    -----------

  Gross profit                                 11,296,238      8,727,168
  Selling, general and administrative expense   6,667,628      5,032,918
                                              -----------    -----------

  Operating income                              4,628,610      3,694,250
  Other income and expense                         22,447         76,765
                                              -----------    -----------

  Income before income taxes                    4,651,057      3,771,015
  State income taxes                               20,826         29,618
                                              -----------    -----------

  Net income                                 $  4,630,231   $  3,741,397
                                              ===========    ===========






















                See notes to financial statements

                                4
                    MICROFLECT COMPANY, INC.

          STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
             Years ended December 31, 1994 and 1993





                                            Additional            Total
                                   Common    Paid-in    Retained  Stockholders'
                                    Stock    Capital    Earnings  Equity
                                   -------  ---------  ---------- -----------
Balance, January 1, 1993           $34,782  $ 332,233  $6,814,897 $7,181,912

Add: Net income for 1993                --         --   3,741,397  3,741,397

Deduct: Shareholder distributions       --         --  (2,400,000) (2,400,000)
                                   -------  ---------  ----------  ----------

Balance, December 31, 1993          34,782    332,233   8,156,294   8,523,309
Add: Net income for 1994                --         --   4,630,231   4,630,231
Deduct: Shareholder distributions       --         --  (3,000,000) (3,000,000)
                                   -------  ---------  ----------  ----------

Balance, December 31, 1994         $34,782  $ 332,233  $9,786,525 $10,153,540
                                   =======  =========  ========== ===========
























                See notes to financial statements

                                5
                    MICROFLECT COMPANY, INC.

                    STATEMENTS OF CASH FLOWS
             Years ended December 31, 1994 and 1993






                                                     1994        1993
                                                -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Sales to customers                           $ 30,548,237  $ 25,704,896
  Interest received                                  53,853        26,225
  Cost of goods and labor                       (20,093,082)  (18,586,529)
  Operating expenses                             (6,612,743)   (4,293,711)
  Interest paid                                     (43,660)      (35,946)
  Income taxes paid                                 (20,826)      (29,618)
                                                -----------   -----------
      Net cash provided by operating activities   3,831,779     2,785,317
                                                -----------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from sale of assets                       36,327        28,871
  Cash purchase of building and equipment          (763,257)     (902,229)
  Increase in cash value of life insurance          (58,322)      (34,827)
  Cash purchase of non-compete agreement            (30,000)           --
  Cash purchase of goodwill                          (5,000)           --
                                                -----------   -----------
      Net cash used in investing activities        (820,252)     (908,185)
                                                -----------   -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Distribution of earnings                       (3,000,000)   (2,400,000)
                                                -----------   -----------

NET INCREASE (DECREASE) IN CASH                      11,527      (522,868)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR      534,912     1,057,780
                                                -----------   -----------

CASH AND CASH EQUIVALENTS AT END OF YEAR       $    546,439  $    534,912
                                                ===========   ===========













                See notes to financial statements

                                6
                    MICROFLECT COMPANY, INC.

              STATEMENTS OF CASH FLOWS (Continued)
             Years ended December 31, 1994 and 1993






                                                     1994        1993
                                                -----------   -----------
NET INCOME                                     $  4,630,231  $  3,741,397

ADJUSTMENTS TO RECONCILE NET INCOME TO NET
  CASH PROVIDED BY OPERATIONS:

    Amortization                                      7,867         3,200
    Depreciation                                    647,322       594,160
    Gain on sale of assets                           (8,869)       (1,426)
    Loss on sale of assets                           11,710         3,955

    (Increase) decrease in current assets:
        Trade receivables                        (1,057,143)     (188,106)
        Inventories                              (1,393,700)   (1,759,043)
        Unbilled construction and engineering
           costs                                     45,950       (83,886)
        Other current assets                         29,026        27,230

    Increase (decrease) in current liabilities:
        Accounts payable                            271,810      (218,895)
        Accrued payroll and tax                     103,475        97,167
        Accrued profit sharing                     (460,523)      532,864
        Other current liabilities                    15,518       (25,789)
        Cash advances and billings on long-term
           contracts                                989,105        62,489
                                                -----------   -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES      $  3,831,779  $  2,785,317
                                                ===========   ===========











                See notes to financial statements

                                7
                    MICROFLECT COMPANY, INC.

                  NOTES TO FINANCIAL STATEMENTS
             Years ended December 31, 1994 and 1993




1.  Summary of significant accounting policies

    Nature of Business
    ------------------

   MICROFLECT COMPANY, INC. was incorporated in 1959. The Company designs, fabricates, and installs microwave communications antenna supporting structures, passive repeater, and waveguide supporting systems. In addition to its microwave tower business, the Company operates the following divisions:

     GRATING SPECIALTIES: This division fabricates and warehouses various types of grating products.

     INDUSTRIAL FASTENERS: This division purchases industrial fasteners in bulk, and repackages these components for resale. It also purchases and packages a portion of the accessory hardware for towers, which are then transferred to the microwave business for resale.

     ZINC PLATING AND GALVANIZING: This division provides mechanical plating and galvanizing services to Industrial
     Fasteners as well as outside customers.

     LENAY PRODUCTS: This division operates as a wholesale distributor of industrial fasteners.

     FASTENER SUPPLY: This division operates as a wholesale distributor of industrial fasteners and was formed with the purchase of assets from Fastener Supply, Inc. on May 1, 1994.


    Inventories
    -----------

   Inventories are valued at the lower of cost or market. Costs are determined substantially on a first-in, first-out method and include material, labor and manufacturing overhead.

NOTES TO FINANCIAL STATEMENTS (Continued)


1.  Summary of significant accounting policies (continued)

    Buildings and Equipment
    -----------------------

   Buildings and equipment are valued at cost. Major additions and improvements are capitalized while replacements, maintenance and repairs that do not improve or extend the lives of the respective assets are expensed as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets for financial reporting purposes and on the Accelerated and Modified Accelerated Cost Recovery systems, which prescribe rates and terms, for income tax purposes.


   Cash and Cash Equivalents
   -------------------------

   For purposes of reporting cash flows, cash and cash equivalents include cash on hand, checking, savings and money market accounts and any highly liquid debt instruments purchased with a maturity of three months or less.


   S Corporation - Income Tax Status
   ---------------------------------

   The Company, with the consent of its shareholders, has elected under the Internal Revenue Code to be an S Corporation. Instead of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for Federal income taxes has been included in the financial statements.


   Profit Sharing Plan
   -------------------

   The Company sponsors a defined contribution profit sharing plan covering substantially all employees. Employees are eligible to participate after completing one year of service. Contributions to the plan are based on a percentage of covered employees' salaries and determined by management annually. Contributions for 194 and 1993 amounted to $781,771 and $779,928, respectively.


   Concentration of Credit Risks for Cash Held at Banks
   ----------------------------------------------------

   The Company maintains all of its cash balances at one bank.
   Accounts are insured by the Federal Deposit Insurance
   Corporation up to $100,000.
NOTES TO FINANCIAL STATEMENTS (Continued)



2.  Inventories

    Inventories consist of the following:


                                                       1994          1993
                                                  ------------  ------------

          Raw materials                           $  1,597,503  $  1,564,040
          Work in process                              732,694     1,010,623
          Finished goods                             5,807,466     4,169,300
                                                  ------------  ------------
                                                  $  8,137,663  $  6,743,963


    The preceding is included in the accompanying balance sheet under the following captions:


          Inventories                             $  6,809,379  $  6,658,385
          Inventory - long-term contracts            1,328,284        85,578
                                                  ------------  ------------
                                                  $  8,137,663  $  6,743,963
                                                  ============  ============


3.  Buildings and equipment

    Buildings and equipment consist of the following:


          Property improvements                   $    263,257  $    249,195
          Buildings and improvements                 1,076,657     1,046,002
          Machinery and equipment                    1,771,942     1,560,211
          Trucks and autos                           1,158,478     1,073,365
          Construction equipment                       342,005       341,781
          Furniture and fixtures                       477,426       356,585
          Data processing equipment                  1,688,485     1,604,253
                                                  ------------  ------------
                                                     6,778,250     6,231,392
          Less accumulated depreciation              3,959,972     3,561,517
                                                  ------------  ------------
                                                  $  2,818,278  $  2,669,875


The statement of income reflects depreciation expense for 1994 and 1993 of $647,322 and $594,160, respectively.
NOTES TO FINANCIAL STATEMENTS (Continued)


4.  Other assets

    a. Cash Surrender Value of Life Insurance. The Company is the owner and beneficiary of a number of insurance policies on the lives of its shareholder/officers. The cash value is recorded net of policy loans.

    b. Inventory - long-term contracts. Inventory in long-term contracts represents raw material and work in progress that will not be completed within the next twelve months.

    c. Intangibles. The cost of the non-compete agreements and goodwill is being amortized over five years using the straight-line method.

5.  Cash advances - long-term contracts

    The Company collects advance payments on long-term contracts. A portion of these payments is reflected as a non-current liability because delivery of the product will not take place within the next twelve months.

6.  Unused financing commitments

    At December 31, 1994 and 1993, the Company had $1,000,000 of unused lines of credit with its bank to be drawn upon as needed, with interest at one -half of one percent above the bank's prime rate.


7.  Lease commitments

    The Company leases land under several long-term leases. The leases for monthly lease payments subject to renegotiation every fifth year. Leases expire in years 1998 and 2000. The Company has the option to extend said leases for two additional ten-year terms at the expiration of the lease term. In addition, the Company leases several warehouses calling for monthly lease payments. The leases are subject to renegotiation every fifth year. Leases expire in 1995, 1996, and 1998. Total lease expense charged to operations for 1994 and 1993 was $159,335 and $135,673, respectively. Minimum lease payments for each of the next five years are as follows:

               1995                   $ 183,034
               1996                     184,898
               1997                     173,380
               1998                     135,972
               1999                     137,508
                                      ---------
                                      $ 814,792
                                      =========
NOTES TO FINANCIAL STATEMENTS (Continued)



8.  Business purchase

    On December 1, 1993, the Company purchased assets of Willamette Screw and Supply, an Oregon corporation located in Portland, Oregon. Assets purchased consisted of all of the fastener inventory, warehouse and office equipment.

    On May 1, 1994, the Company purchased the assets of Fastener Supply, Inc., an Oregon corporation located in Portland, Oregon. Assets purchased consisted of inventory, cash, accounts receivable, supplies, equipment, a covenant not to compete, and goodwill.


9.  Risk management

    The Company provides health benefits to its employees and their dependents through a self insurance program. The Company self-insures for health insurance up to an annual maximum of $25,000 per insured up to a Company aggregate of $260,000, and dental insurance up to an annual maximum of $1,000 per insured. Insurance coverage over the annual maximum for health benefits is provided through commercial insurance coverage.

































           Unaudited Interim Financial Information of
                     Microflect Company Inc.
               For the period ended June 30, 1995

                    MICROFLECT COMPANY, INC.
              Condensed Consolidated Balance Sheets
                     (Dollars in thousands)
                           (Unaudited)
                                           June 30,  December 31,
ASSETS                                       1995       1994
-----------------------------------------   -------   -------
Current assets:
  Cash and cash equivalents               $     207       546
  Receivables, net                            5,651     4,969
  Inventories                                 9,077     6,810
  Prepaid expenses                               98        33
                                            -------   -------
    Total current assets                     15,033    12,358
                                            -------   -------
Other assets                                    545     1,879
                                            -------   -------
Net property, plant and equipment             2,814     2,818
                                            -------   -------
Total assets                              $  18,392    17,055
                                            =======   =======
LIABILITIES AND SHAREHOLDERS' EQUITY
-----------------------------------------
Current liabilities:
  Accounts and notes payable              $   4,827     3,679
  Other current liabilities                   2,744     1,530
                                            -------   -------
    Total current liabilities                 7,571     5,209
                                            -------   -------

Other noncurrent liabilities                     --     1,692

Shareholders' equity:
  Common stock of no par value.
    Authorized 2,000 shares;
    issued 1,020 shares                          35        35
  Additional paid-in capital                    332       332
  Retained earnings                          10,454     9,787
                                            -------   -------
    Total shareholders' equity               10,821    10,154
                                            -------   -------
Total liabilities and shareholders'
  equity                                  $  18,392    17,055
                                            =======   =======

                    MICROFLECT COMPANY, INC.
         Condensed Consolidated Statements of Operations
    For the Six Months Ended June 30, 1995 and June 30, 1994
                     (Dollars in thousands)
                           (Unaudited)


                                                   June 30,   June 30,
                                                     1995       1994
                                                   -------    -------
Net sales                                         $ 18,068     13,554
Cost of sales                                       11,400      8,676
                                                   -------    -------
  Gross profit                                       6,668      4,878

Selling, general and administrative
  expenses                                           3,880      2,973
                                                   -------    -------
  Operating income                                   2,788      1,905
Other (deductions)                                      (3)       (59)
                                                   -------    -------
Earnings before income taxes                         2,785      1,846

Income tax expense                                      17         11
                                                   -------    -------
Net Earnings                                         2,768      1,835
                                                   =======    =======

                    MICROFLECT COMPANY, INC.
         Condensed Consolidated Statements of Cash Flows
    For the Six Months Ended June 30, 1995 and June 30, 1994
                     (Dollars in thousands)
                           (Unaudited)


                                            June 30,   June 30,
                                             1995       1994
                                           -------    -------
Net cash provided (used) by operations    $    975      1,515
                                           -------    -------
Cash flows from investment activities:
  Purchase of property, plant & equipment     (419)      (376)
  Additions to other assets                      6        (35)
                                           -------    -------
    Net cash used in
      investment activities                   (413)      (411)
                                           -------    -------
Cash flows from financing activities:
  Net borrowings under short-term agreements 1,200        400
  Distributions to shareholders             (2,101)    (1,200)
                                           -------    -------
    Net cash used in financing activities     (901)      (800)
                                           -------    -------
  Net increase (decrease)in cash and
    cash equivalents                          (339)       304

  Cash and cash equivalents--beginning of
    period                                     546        535
                                           -------    -------
  Cash and cash equivalents--end of period $   207        839
                                           =======    =======

           Certain Pro Forma Financial Information of
      Valmont Industries, Inc. and Microflect Company Inc.
                            Combined



























                             Page 1

   PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET - UNAUDITED
The following unaudited pro forma condensed balance sheet for Valmont Industries, Inc. and subsidiaries is based on its historical consolidated balance sheet as of December 31, 1994. The pro forma condensed balance sheet gives effect to the merger of Valmont Industries, Inc. and Microflect Company Inc. as if it had occurred on December 26, 1992.

                                           Valmont                                         Valmont
                                        Industries, Inc.                                Industries, Inc.
                                              and            Microflect                   Pro Forma
                                          subsidiaries      Company Inc.   Pro Forma        after
                                           December 31,     December 31,  Adjustments       Merger
ASSETS                                        1994             1994       ----------- December 31, 1994
-----------------------------------------   -------          -------                  -----------------
                                                               (Unaudited)

                                                      (Dollars in Thousands)
Current assets:
  Cash and cash equivalents               $  29,582              546                         30,128
  Receivables, net                           73,185            4,969                         78,160
  Deferred income taxes                       7,149               --            214  (a)      7,363
  Inventories                                59,221            6,810                         66,031
  Prepaid expenses                            1,867               33                          1,894
                                            -------          -------        -------         -------
    Total current assets                    171,004           12,358            214         183,576
                                            -------          -------        -------         -------
Other assets:
  Investments in nonconsolidated affiliates     991               --                            991
  Other                                       7,796            1,879                          9,675
                                            -------          -------        -------         -------
    Total other assets                        8,787            1,879                         10,666
                                            -------          -------        -------         -------
Net property, plant and equipment            86,383            2,818                         89,201
                                            -------          -------        -------         -------
Total assets                              $ 266,174           17,055            214         283,443
                                            =======          =======        =======         =======
LIABILITIES AND SHAREHOLDERS' EQUITY
-----------------------------------------
Current liabilities:
  Accounts and notes payable              $  42,519            3,679                         46,198
  Other current liabilities                  47,570            1,530                         49,100
                                            -------          -------        -------         -------
    Total current liabilities                90,089            5,209                         95,298
                                            -------          -------        -------         -------
Deferred income taxes                         9,990               --            253  (a)     10,243

Long-term debt, excl. current installments   35,489               --                         35,489

Minority interest in consolidated
  subsidiaries                                  501                                             501

Other noncurrent liabilities                  2,638            1,692                          4,330

Shareholders' equity:
  Preferred stock of $1 par value.
    Authorized 500,000 shares; none issued       --               --             --             --
  Common stock of $1 par value.
    Authorized 36,000,000 shares;
    issued 13,950,000 shares                 12,000               35          1,915  (c)     13,950
  Additional paid-in capital                  1,664              332          2,289  (a,b,c)  4,285
  Retained earnings                         112,532            9,787         (4,243) (a,b)  118,076
  Currency translation adjustment             2,001               --                          2,001
                                            -------          -------        -------         -------
Less:                                       128,197           10,154            (39)        138,312
  Cost of 445,454 common shares in treasury     648               --                            648
  Unearned restricted stock                      82               --                             82
                                            -------          -------        -------         -------
    Total shareholders' equity              127,467           10,154            (39)        137,582
                                            -------          -------        -------         -------
Total liabilities and shareholders'
  equity                                  $ 266,174           17,055            214         283,443
                                            =======          =======        =======         =======










                             Page 2

      PRO FORMA CONDENSED STATEMENT OF EARNINGS - UNAUDITED
              For the Year Ended December 31, 1994

The following unaudited pro forma condensed statement of earnings for Valmont Industries, Inc. and subsidiaries has been prepared from the historical consolidated results of operations of Valmont Industries, Inc. and Microflect Company Inc. for the year ended December 31, 1994.


                              Valmont                                         Valmont
                          Industries, Inc.                                Industries, Inc.
                                and          Microflect                     Pro Forma
                            Subsidiaries     Company Inc.    Pro Forma     after Merger
                           Dec. 31, 1994    Dec. 31, 1994   Adjustments    Dec. 31, 1994
                             ----------      ----------      ----------      ----------
Net sales                    $  471,745          30,616            (621) (d)    501,740
Cost of sales                   361,438          19,320            (504) (d)    380,254
                             ----------      ----------      ----------      ----------
  Gross Profit                  110,307          11,296            (117)        121,486

Selling, general and
 administrative expenses         83,230           6,667             (90) (d)     89,807
                             ----------      ----------      ----------      ----------
  Operating income               27,077           4,629             (27)         31,679
                             ----------      ----------      ----------      ----------
Other income (deductions):
  Interest expense               (4,672)             --             (39) (d)     (4,711)
  Interest income                   879              --              --             879
  Miscellaneous                   1,635              22              66  (d)      1,723
                             ----------      ----------      ----------      ----------
Earnings before income taxes     24,919           4,651              --          29,570
                             ----------      ----------      ----------      ----------
Income tax expense:
  Current                         5,500              21           1,884  (a)      7,405
  Deferred                        3,300              --             (22) (a)      3,278
                             ----------      ----------      ----------      ----------
                                  8,800              21           1,862          10,683
                             ----------      ----------      ----------      ----------
  Earnings from continuing
   operations                $   16,119           4,630          (1,862)         18,887
                             ==========      ==========      ==========      ==========

Earnings per share from
 continuing operations       $     1.38              --             .01            1.39
                             ----------      ----------      ----------      ----------

Cash dividends per share     $      .30              --              --             .30
                             ==========      ==========      ==========      ==========

Weighted average number of
 shares of common stock
 outstanding (000 omitted)       11,665              --           1,950          13,615
                             ==========      ==========      ==========      ==========





























                             Page 3
      PRO FORMA CONDENSED STATEMENT OF EARNINGS - UNAUDITED
              For the Year Ended December 30, 1993

The following unaudited pro forma condensed statement of earnings for Valmont Industries, Inc. and subsidiaries has been prepared from the historical consolidated results of operations of Valmont Industries, Inc. and Microflect Company Inc. for the year ended December 30, 1993.


                              Valmont                                          Valmont
                          Industries, Inc.                                 Industries, Inc.
                                and          Microflect                      Pro Forma
                            Subsidiaries     Company Inc.    Pro Forma     after Merger
                           Dec. 30, 1993    Dec. 30, 1993   Adjustments    Dec. 30, 1993
                             ----------      ----------      ----------      ----------

Net sales                    $  438,755          25,831            (312) (d)    464,274
Cost of sales                   338,207          17,104            (809) (d)    354,502
                             ----------      ----------      ----------      ----------
  Gross Profit                  100,548           8,727             497         109,772

Selling, general and
 administrative expenses         76,465           5,033             545  (d)     82,043
Restructuring charges            10,961              --              --          10,961
                             ----------      ----------      ----------      ----------
  Operating income               13,122           3,694             (48) (d)     16,768
                             ----------      ----------      ----------      ----------
Other income (deductions):
  Interest expense               (5,910)             --              --          (5,910)
  Interest income                   805              --              --             805
  Miscellaneous                      84              77              48             209
                             ----------      ----------      ----------      ----------
Earnings before income taxes      8,101           3,771              --          11,872
                             ----------      ----------      ----------      ----------
Income tax expense:
  Current                         4,706              30           1,466  (a)      6,202
  Deferred                       (1,871)             --             (10) (a)     (1,881)
                             ----------      ----------      ----------      ----------
                                  2,835              30           1,456           4,321
                             ----------      ----------      ----------      ----------
  Earnings from continuing
   operations                $    5,266           3,741          (1,456)          7,551
                             ==========      ==========      ==========      ==========

Earnings per share from
continuing operations       $      .45              --              .10             .55
                             ----------      ----------      ----------      ----------

Cash dividends per share     $      .29              --              --             .29
                             ==========      ==========      ==========      ==========

Weighted average number of
 shares of common stock
 outstanding (000 omitted)       11,670              --           1,950          13,620
                             ==========      ==========      ==========      ==========




























                             Page 4
      PRO FORMA CONDENSED STATEMENT OF EARNINGS - UNAUDITED
              For the Year Ended December 26, 1992

The following unaudited pro forma condensed statement of earnings for Valmont Industries, Inc. and subsidiaries has been prepared from the historical consolidated results of operations of Valmont Industries, Inc. and Microflect Company Inc. for the year ended December 26, 1992.


                              Valmont                                       Valmont
                          Industries, Inc.                              Industries, Inc.
                                and          Microflect                   Pro Forma
                            Subsidiaries     Company Inc.    Pro Forma     after Merger
                           Dec. 26, 1992    Dec. 26, 1992   Adjustments    Dec. 26, 1992
                             ----------      ----------      ----------      ----------

Net sales                    $  424,685          21,191            (395) (d)    445,481
Cost of sales                   327,359          13,909          (1,230) (d)    340,038
                             ----------      ----------      ----------      ----------
  Gross Profit                   97,326           7,282             835         105,443

Selling, general and
 administrative expenses         76,336           4,076             892  (d)     81,304
                             ----------      ----------      ----------      ----------
  Operating income               20,990           3,206             (57)         24,139
                             ----------      ----------      ----------      ----------
Other income (deductions):
  Interest expense               (7,535)             --              --          (7,535)
  Interest income                   688              --              --             688
  Miscellaneous                     639              58              57  (d)        754
                             ----------      ----------      ----------      ----------
Earnings before income taxes     14,782           3,264              --          18,046
                             ----------      ----------      ----------      ----------
Income tax expense:
  Current                         4,100              12           1,281  (a)      5,393
  Deferred                        1,034               0             (52) (a)        982
                             ----------      ----------      ----------      ----------
                                  5,134              12           1,229           6,375
                             ----------      ----------      ----------      ----------
  Earnings from continuing
   operations                $    9,648           3,252          (1,229)         11,671
                             ==========      ==========      ==========      ==========

Earnings per share from
 continuing operations       $      .83              --             .03             .86
                             ----------      ----------      ----------      ----------

Cash dividends per share     $      .26              --              --             .26
                             ==========      ==========      ==========      ==========

Weighted average number of
 shares of common stock
 outstanding (000 omitted)       11,583              --           1,950          13,533
                             ==========      ==========      ==========      ==========





























                             Page 5
   PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET - UNAUDITED
The following unaudited pro forma condensed balance sheet for Valmont Industries, Inc. and subsidiaries is based on its historical consolidated balance sheet as of July 1, 1995. The pro forma condensed balance sheet gives effect to the merger of Valmont Industries, Inc. and Microflect Company Inc. as if it had occurred on December 26, 1992.

                                           Valmont                                         Valmont
                                        Industries, Inc.                               Industries, Inc.
                                              and           Microflect                    Pro Forma
                                          subsidiaries     Company Inc.     Pro Forma        after
                                             July 1,         June 30,      Adjustments       Merger
ASSETS                                        1995            1995         -----------    July 1, 1995
-----------------------------------------   -------          -------                    -----------------
                                                               (Unaudited)

                                                      (Dollars in Thousands)
Current assets:
  Cash and cash equivalents               $  18,631              207                         18,838
  Receivables, net                           78,427            5,651                         84,078
  Deferred income taxes                       7,189               --            282  (a)      7,471
  Inventories                                66,663            9,077         (1,328) (d)     74,412
  Prepaid expenses                            1,695               98                          1,793
                                            -------          -------        -------         -------
    Total current assets                    172,605           15,033         (1,046)        186,592
                                            -------          -------        -------         -------
Other assets:
  Investments in nonconsolidated affiliates     991               --                            991
  Other                                       7,362              545          1,328  (d)      9,235
                                            -------          -------        -------         -------
    Total other assets                        8,353              545          1,328          10,226
                                            -------          -------        -------         -------
Net property, plant and equipment            99,197            2,814                        102,011
                                            -------          -------        -------         -------
Total assets                              $ 280,155           18,392            282         298,829
                                            =======          =======        =======         =======
LIABILITIES AND SHAREHOLDERS' EQUITY
-----------------------------------------
Current liabilities:
  Accounts and notes payable              $  43,409            3,135                         46,544
  Other current liabilities                  47,416            2,744                         50,160
                                            -------          -------        -------         -------
    Total current liabilities                90,825            7,571                         96,704
                                            -------          -------        -------         -------
Deferred income taxes                        11,479               --            281  (a)     11,760

Long-term debt, excl. current installments   34,458               --                         34,458

Minority interest in consolidated
subsidiaries                                2,127                 --                          2,127

Other noncurrent liabilities                  2,745               --                          2,745

Shareholders' equity:
  Preferred stock of $1 par value.
    Authorized 500,000 shares; none issued       --               --             --             --
  Common stock of $1 par value.
    Authorized 36,000,000 shares;
    issued 13,950,000 shares                 12,000               35          1,915  (c)     13,950
  Additional paid-in capital                  1,749              332          2,996  (a,b,c)  5,077
  Retained earnings                         121,427           10,454         (4,910) (a,b)  126,971
  Currency translation adjustment             3,916               --                          3,916
                                            -------          -------        -------         -------
Less:                                       139,092           10,821              1         149,914
  Cost of 445,454 common shares in treasury     500               --                            500
  Unearned restricted stock                      71               --                             71
                                            -------          -------        -------         -------
    Total shareholders' equity              138,521           10,821              1         149,343
                                            -------          -------        -------         -------
Total liabilities and shareholders'
  equity                                  $ 280,155           18,392            282         298,829
                                            =======          =======        =======         =======










                             Page 6

      PRO FORMA CONDENSED STATEMENT OF EARNINGS - UNAUDITED
                For the Period Ended July 1, 1995

The following unaudited pro forma condensed statement of earnings for Valmont Industries, Inc. and subsidiaries has been prepared from the historical consolidated results of operations of Valmont Industries, Inc. for the period ended July 1, 1995. The pro forma condensed statement of earnings presents the income and expenses of Valmont and Microflect as if the Merger had occurred on December 26, 1992.

                              Valmont                                        Valmont
                          Industries, Inc.                               Industries, Inc.
                                and          Microflect                    Pro Forma
                            Subsidiaries      Company       Pro Forma     after Merger
                           July 1, 1995     June 30, 1995   Adjustments    July 1, 1995
                             ----------      ----------      ----------     ----------
Net sales                    $  258,298          18,068            (725) (d)    275,641
Cost of sales                   194,920          11,400            (504) (d)    205,816
                             ----------      ----------      ----------      ----------
  Gross Profit                   63,378           6,668            (221)         69,825

Selling, general and
 administrative expenses         44,858           3,880            (229) (d)     48,509
                             ----------      ----------      ----------      ----------
  Operating income               18,520           2,788               8          21,316
                             ----------      ----------      ----------      ----------
Other income (deductions):
  Interest expense               (2,126)             --             (55) (d)     (2,181)
  Interest income                   275              --              --             275
  Miscellaneous                    (194)             (3)             47  (d)       (150)
                             ----------      ----------      ----------      ----------
Earnings before income taxes     16,475           2,785              --          19,260
                             ----------      ----------      ----------      ----------
Income tax expense:
  Current                         4,596              17           1,073  (a)      5,686
  Deferred                        1,251               0             (62) (a)      1,189
                             ----------      ----------      ----------      ----------
                                  5,847              17           1,011           6,875
                             ----------      ----------      ----------      ----------
  Earnings from continuing
   operations                $   10,628           2,768          (1,011)         12,385
                             ==========      ==========      ==========      ==========

Earnings per share from
 continuing operations       $      .91              --              --             .91
                             ----------      ----------      ----------      ----------

Cash dividends per share     $      .15              --              --             .15
                             ==========      ==========      ==========      ==========

Weighted average number of
 shares of common stock
 outstanding (000 omitted)       11,721              --           1,950          13,671
                             ==========      ==========      ==========      ==========



























                             Page 7
      PRO FORMA CONDENSED STATEMENT OF EARNINGS - UNAUDITED
               For the Period Ended June 25, 1994

The following unaudited pro forma condensed statement of earnings for Valmont Industries, Inc. and subsidiaries has been prepared from the historical consolidated results of operations of Valmont Industries, Inc. for the period ended June 25, 1994. The pro forma condensed statement of earnings presents the income and expenses of Valmont and Microflect as if the Merger had occurred on December 26, 1992.


                              Valmont                                         Valmont
                          Industries, Inc.                                Industries, Inc.
                                and          Microflect                     Pro Forma
                            Subsidiaries     Company Inc.    Pro Forma     after Merger
                           June 25, 1994    June 30, 1994    Adjustments   June 25, 1995
                             ----------      ----------      ----------      ----------

Net sales                    $  233,152          13,554            (379) (d)    246,327
Cost of sales                   181,221           8,676            (418) (d)    189,479
                             ----------      ----------      ----------      ----------
  Gross Profit                   51,931           4,878              39          56,848

Selling, general and
 administrative expenses         38,249           2,973              79  (d)     41,301
                             ----------      ----------      ----------      ----------
  Operating income               13,682           1,905             (40)         15,547
                             ----------      ----------      ----------      ----------
Other income (deductions):
  Interest expense               (2,575)             --             (33) (d)     (2,608)
  Interest income                   250              --              --             250
  Miscellaneous                     334             (59)             73  (d)        348
                             ----------      ----------      ----------      ----------
Earnings before income taxes     11,691           1,846              --          13,537
                             ----------      ----------      ----------      ----------
Income tax expense:
  Current                         2,792              11             707  (a)      3,510
  Deferred                        1,563              --             (12) (a)      1,551
                             ----------      ----------      ----------      ----------
                                  4,355              11             695           5,061
                             ----------      ----------      ----------      ----------
  Earnings from continuing
   operations                $    7,336           1,835            (695)          8,476
                             ==========      ==========      ==========      ==========

Earnings per share from
 continuing operations       $      .63              --            (.01)            .62
                             ----------      ----------      ----------      ----------

Cash dividends per share     $      .15              --              --             .15
                             ==========      ==========      ==========      ==========

Weighted average number of
 shares of common stock
 outstanding (000 omitted)       11,678              --           1,950          13,628
                             ==========      ==========      ==========      ==========



























                             Page 8


        Notes to Pro Forma Unaudited Financial Statements
                     (Dollars in thousands)
                           (Unaudited)

1.   Condensed Pro Forma Consolidated Financial Statements
     -----------------------------------------------------
The Merger with Microflect was accounted for as a pooling of interests and, accordingly the Company's pro forma financial statements include the accounts and operations of Microflect for all periods presented. Prior to the combination, Microflect was a Subchapter S Corporation and included no federal taxes in its financial statements since its income was taxed at the shareholder level. Microflect made regular cash distributions to its shareholders sufficient to meet their tax liabilities. Upon termination of S-Corporation status on July 31, 1995, the undistributed S-Corporation retained earnings were reclassified to additional paid-in capital. Additionally, Microflect established deferred income taxes for the cumulative differences in the timing of reporting certain items for financial statement and income tax purposes. These deferred taxes related primarily to depreciation and capitalization costs of inventory. Reclassification entries have been made to the Microflect's statement of earnings to conform net sales, cost of goods sold, selling, general and administrative expenses and other income to Valmont's classifications on its statement of earnings.

The following adjustments were made on the pro forma financial statements:

     (a) Income taxes were recorded to reflect the current and deferred taxes. The tax expense recorded by year follows:

                 1994           1993           1992
               -------        -------        -------
     Current  $ 1,884          1,466          1,281
     Deferred     (22)           (10)           (52)
               -------        -------        -------
     Total      1,862          1,456          1,229
               =======        =======        =======
     Cumulative deferred tax receivables/payables have been recorded on the accompanying balance sheets.

     (b) Subchapter S retained earnings have been reclassified to additional paid-in capital.

     (c) These entries reflect the issuance of Valmont's common stock of 1,950,000 shares and the elimination in consolidation of Microflect's common stock.

     (d) Reclassification entries to conform to Valmont's classifications.

2.   Earnings Per Share
     ------------------
     Earnings per share are based on the weighted average number of common shares outstanding and equivalent common shares from dilutive stock options. The equivalent shares from the transaction of July 31, 1995, has been used in the restated earnings per share on the pro forma financial statements.








                             Page 9